                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       YOUTH SERVICES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                                                  April 22, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Youth Services International, Inc. to be held at 9:00 a.m., local time, on Friday, May 29, 1998, at the Harbor Court Hotel, 550 Light Street, Baltimore Maryland 21202. All stockholders of record as of March 3, 1998 are entitled to vote at the Annual Meeting.

     The formal Notice of Annual Meeting, as well as the Proxy Statement and form of proxy, are included with this letter. A copy of the Company's 1997 Annual Report is also enclosed for your review.

     During the Annual Meeting, in addition to a discussion of the specific matters to be acted upon at the Annual Meeting, which are described in detail in the accompanying Proxy Statement, there will be a review of the Company's recently completed fiscal year, a report on the progress of the Company and an opportunity for stockholders to ask management questions of general interest.

     Regardless of the number of shares you own, it is important that your view be represented. Accordingly, whether or not you plan to attend the Annual Meeting in person, I urge you to complete, sign, date and promptly return the enclosed proxy card in the envelope provided. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

     Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

                                          Sincerely,

                                          /s/ TIMOTHY P. COLE
                                          Timothy P. Cole
                                          Chairman and
                                          Chief Executive Officer

                              Youth Services logo

                       YOUTH SERVICES INTERNATIONAL, INC.

                         2 PARK CENTER COURT, SUITE 200
                          OWINGS MILLS, MARYLAND 21117

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, MAY 29, 1998
                         ------------------------------

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Youth Services International, Inc. (the "Company") will be held at 9:00 a.m., local time, on Friday, May 29, 1998, at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland 21202, for the following purposes:

        1. To elect a Board of Directors to serve for a term of one (1) year, until the Company's 1999 Annual Meeting, and until their successors are elected and qualified;

        2. To consider and act upon a proposal to approve and adopt the Youth Services International, Inc. 1998 Director Stock Option Plan;

        3. To ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1998; and

        4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on March 3, 1998, as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

    Your attention is directed to the Proxy Statement accompanying this Notice of Annual Meeting for more complete information regarding the matters to be presented and acted upon at the Annual Meeting.

    The Board of Directors recommends that you vote FOR the director nominees named in the Proxy Statement, FOR adoption of the Youth Services International, Inc. 1998 Director Stock Option Plan and FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

By Order of the Board of Directors

/s/ MARK S. DEMILIO
Mark S. Demilio
Secretary

April 22, 1998

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTE AT THE ANNUAL MEETING.

                       YOUTH SERVICES INTERNATIONAL, INC.

                         2 PARK CENTER COURT, SUITE 200
                          OWINGS MILLS, MARYLAND 21117

                         ------------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, MAY 29, 1998
                         ------------------------------

     This Proxy Statement is furnished to stockholders of Youth Services International, Inc. (the "Company" or "YSI"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 9:00 a.m., local time, on Friday, May 29, 1998, at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland 21202 or at any adjournment or postponement thereof. The mailing address of the principal executive office of the Company is 2 Park Center Court, Suite 200, Owings Mills, Maryland 21117. The Company is mailing its Annual Report to Stockholders for the year ended December 31, 1997, together with this Proxy Statement and the enclosed proxy, commencing on or about April 27, 1998, to stockholders entitled to vote at the Annual Meeting.

     The purpose of the Annual Meeting is:

          1. To elect a Board of Directors to serve for a term of one (1) year, until the Company's 1999 Annual Meeting, and until their successors are elected and qualified;

          2. To consider and act upon a proposal to approve and adopt the Youth Services International, Inc. 1998 Director Stock Option Plan;

          3. To ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1998; and

          4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     When a proxy card is returned properly signed and dated by a stockholder, the shares of common stock, par value $.01 per share ("Common Stock"), of the Company represented thereby will be voted in accordance with the instructions on the proxy. If a stockholder returns a properly executed proxy card but does not mark the boxes located on the proxy card and does not revoke such proxy prior to the Annual Meeting, the shares of Common Stock represented thereby will be voted
(i) FOR the election as directors of the Company the nominees listed in this Proxy Statement, (ii) FOR the approval of the adoption of the Youth Services International, Inc. 1998 Director Stock Option Plan, (iii) FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company, and (iv) at the discretion of the proxy holders, with regard to any matter not known to the Board of Directors on the date of mailing of this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof. An executed proxy card submitted by a stockholder will not affect his or her right to attend, and to vote in person at, the Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at or before the time and date of the Annual Meeting, by executing a proxy bearing a later date and delivering it to the Secretary of the Company at or before the time and date of the Annual Meeting or by attending the Annual Meeting and voting in person.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on March 3, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. At the Record Date, 10,297,667 shares of the Company's Common Stock were issued and outstanding and entitled to vote.

The Common Stock constitutes the only outstanding class of voting securities of the Company entitled to vote at the Annual Meeting.

                               QUORUM AND VOTING

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Each share of Common Stock represented at the Annual Meeting, in person or by proxy, will be counted toward a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter submitted to the stockholders for a vote at the Annual Meeting. The shares of Common Stock will vote together as a single class on all matters submitted to the stockholders for a vote at the Annual Meeting. The election of directors and all matters submitted to a vote at the Annual Meeting will be decided by the vote of a majority of all votes cast in person or by proxy at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The cost of soliciting proxies by the Board of Directors will be borne by the Company. Such solicitation will initially be made by mail. The Company will supply proxies and proxy materials as requested to brokerage houses and other custodians, nominees, and fiduciaries for distribution to the beneficial owners of shares of the Company's Common Stock and will reimburse them for their expenses related thereto. In addition to the use of the mails, proxy solicitations may be made by telephone, telecopy or personally by officers of the Company.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Amended and Restated Bylaws of the Company (the "Bylaws") presently provide that the Board of Directors shall consist of not more than eleven and not less than three members, and that the actual number of directors comprising the Board of Directors shall be determined from time to time by the vote of two-thirds of the entire Board of Directors. The current Board of Directors has determined that the number of directors shall be set at seven and that seven directors shall be elected at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term of one year, until the Company's 1999 Annual Meeting, subject to the provisions of the Bylaws, and until his respective successor is duly elected and qualified. It is intended that the persons named in the proxy will vote for the election of each of the seven nominees unless contrary instructions are received. Each of the nominees has indicated his willingness to continue to serve as a member of the Board of Directors if elected; however, in case any nominee should become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the proxy holders will have the discretionary authority in that instance to vote for a substitute nominee. The names of the individuals nominated for election as directors, together with certain information concerning such individuals are set forth below.

NOMINEES FOR DIRECTORS

     TIMOTHY P. COLE. Mr. Cole, who is 54 years old, serves as the Chairman of the Board, Chief Executive Officer, and President of the Company. Prior to joining the Company in 1996, Mr. Cole served as Chairman of the Board of Wackenhut Corrections Corporation, Executive Vice President of The Wackenhut Corporation and as President of the Government Services Group of The Wackenhut Corporation. Prior to joining Wackenhut in 1988, he served as Program Director for Martin Marietta Corporation. Mr. Cole is a graduate of the University of Oklahoma and received his MBA from Pepperdine University. He is also a graduate of the Harvard University Graduate School of Business Advanced Management Program.

     ALAN J. ANDREINI. Mr. Andreini, who is 51 years old, was appointed a director of the Company in January 1997. Since April 1997, Mr. Andreini has served as President and Chief Operating Officer of Interworld Corporation, a provider of software that enables corporations to do business on the internet. Until April 1997, Mr. Andreini served as the Executive Vice President and Director of Comdisco, Inc., a leading technology services company since 1994 and previously served as senior vice president since 1986. He was elected to Comdisco's Board of Directors in 1992 and was a member of Comdisco's Office of the President. Mr. Andreini also serves on the Board of Directors of Interworld Corporation and Milwaukee Land Company. Prior to joining Comdisco, Mr. Andreini served as Vice President of Salomon Brothers in New York and London from 1973 to 1978, working in general corporate finance, mergers and acquisitions and lease financing. Mr. Andreini graduated from Princeton University and received his Juris Doctor from Rutgers University School of Law.

     JAMES A. FLICK, JR. Mr. Flick, who is 63 years old, was appointed a director of the Company in December 1997. Mr. Flick has served as President and Chief Executive Officer of both Dome Corporation, a real estate development and management services subsidiary of Johns Hopkins, and Winnow, Inc., a management consulting firm, since 1994. Prior to joining Dome Corporation and Winnow, Inc., Mr. Flick served as Executive Vice President Corporate Finance Department of Legg Mason Wood Walker, Inc. from 1991 through 1994 and as Executive Vice President and Chief Financial Officer of USF&G from 1988 through 1991. Mr. Flick currently serves as Chairman of the Board of Directors of Dome Corporation and serves as a member of the Board of Directors of the Ryland Group, Inc., Forensic Technologies International Corporation, Capital One Financial Corporation and Bethlehem Steel Credit Affiliates.

     LENNEAL J. HENDERSON, PH.D. Dr. Henderson, who is 51 years old, was appointed a director of the Company in November 1997. Dr. Henderson has served as Distinguished Professor of Government and Public Policy, Senior Fellow in the William Donald Schaefer Center for Public Policy and as a Henry C. Welcome Fellow at the University of Baltimore since 1989. In addition to these positions, Dr. Henderson has served on the part-time faculty of the Human and Organizational Development Program at the Fielding Institute since 1991. Prior to 1989, Dr. Henderson served as a Senior Faculty member at the Federal

Executive Institute in Charlottesville, Virginia, Head of the Department of Political Science at the University of Tennessee at Knoxville from 1987 to 1989, a Professor in the School of Business at Howard University from 1975 to 1987 and a Professor at the University of San Francisco from 1971 to 1975. Dr. Henderson has lectured, taught and consulted in numerous countries and has published numerous books and articles.

     BOBBIE L. HUSKEY. Ms. Huskey, who is 50 years old, was appointed a director of the Company in June 1997. Since 1984, Ms. Huskey has served as President of Huskey & Associates, a consulting firm founded by Ms. Huskey that provides juvenile justice facility planning and programming services to state and local governments. She has led more than 60 planning studies across the country involving 250 countries and 12 states. Ms. Huskey has operations experience in juvenile justice, having worked with delinquent girls in a treatment facility in Kentucky and served as director of community-based agencies in Illinois, Indiana and Virginia. She is immediate past president of the American Correctional Association (ACA) after serving as its president for two years and currently serves on the ACA Executive Committee. Ms. Huskey has authored numerous articles and appeared on national news programs regarding corrections and juvenile justice issues.

     JANET LANGHART. Ms. Langhart, who is 56 years old, was appointed a director of the Company in January 1998. Since 1996, Ms. Langhart has served as the President of Langhart Communications, a company specializing in media training and consulting. Prior to founding Langhart Communications, Ms. Langhart was the host of On Capital Hill with Janet Langhart in 1995 and Personal Diary with Janet Langhart in 1994, BET Network productions. From 1991 to 1996, she was the co-host of nationally syndicated America's Black Forum. Ms. Langhart previously served on the Board of Directors of the United Negro College Fund and the US National Arboretum. She has served as spokesperson for US News and World Report, Digital Equipment Corporation and Avon Cosmetics, as a judge for the New England White House Fellow and the Miss America Pageant and is a member of the US Senate Spouses.

     JACQUES T. SCHLENGER, ESQ. Mr. Schlenger, who is 70 years old, has served as a director of the Company since November 1994. Mr. Schlenger has been a partner in the law firm of Venable, Baetjer and Howard in Baltimore, Maryland since 1963 and managing partner from 1979 to 1986. Mr. Schlenger has served as director and trustee of numerous profit and nonprofit institutions, among them, trustee of the Johns Hopkins University (became emeritus in 1997), member of the Advisory Board of the University of Maryland, Baltimore County, chairman of the board of the McIntire School of Commerce (a part of the University of Virginia), and trustee of the Baltimore Community Foundation. He is a 1951 graduate of the Yale Law School.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

     General. The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board attention between scheduled meetings. During 1997, the Board of Directors held four regular meetings. Each director attended 75% or more of the aggregate number of meetings held by the Board and its committees on which he served during 1997.

     The Board of Directors has three standing committees: Executive, Audit and Finance, and Compensation. The functions of these committees, their current members and the number of meetings held in 1997 are set forth below.

     Executive Committee. The Executive Committee, which is currently composed of Messrs. Cole (Chairman), Andreini and Schlenger, met one time during 1997. The Executive Committee generally has the authority to exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Company, subject to specific directions of the Board of Directors and the limitations of the Maryland General Corporation Law.

     Audit and Finance Committee. The Audit and Finance Committee, which is currently composed of Mr. Flick (Chairman), Dr. Henderson and Ms. Langhart, met four times during 1997. The Audit and Finance Committee serves as the communication link between the Board of Directors and the Company's independent auditors. The Committee has the responsibility of reviewing major loan transactions to which the Company is a party, reviewing transactions with related parties, monitoring management's implementation of systems of control and recommendations contained in management letters from the Company's independent accountants, and meeting with the Company's independent accountants to review the scope of auditing procedures, financial information, and accounting policies.

     Compensation Committee. The Compensation Committee, which is currently composed of Messrs. Andreini (Chairman) and Schlenger and Ms. Huskey, met four times during 1997. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding the compensation and benefits to be paid to officers of the Company, the employee benefits programs for employees of the Company, the Company's 401(k) Plan, and matters pertaining to the Company's stock option plans.

     Other. The Board of Directors has not established a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

DIRECTOR COMPENSATION

     No compensation is paid to the Chief Executive Officer of the Company for services rendered in his capacity as a director. Each non-employee director is entitled to receive a fee, payable in stock, of $500 for attendance at each meeting of the Board and an additional fee of $250 is paid to the chairman of each committee for each committee meeting chaired. In addition to receiving director's fees, all non-employee directors are reimbursed for expenses incurred in connection with their attendance at meetings of the Board.

     Non-employee directors will be entitled to participate in the Company's 1998 Director Stock Option Plan, subject to approval by the Company's stockholders. See "PROPOSAL 2 -- APPROVAL AND ADOPTION OF THE YOUTH SERVICES INTERNATIONAL, INC. 1998 DIRECTOR STOCK OPTION PLAN."

     Pursuant to the Company's Board of Directors Compensation Plan, non-employee directors receive quarterly an award equal to the number of shares of the Company's Common Stock that equals $3,750 based on the closing sales price of the Company's Common Stock on the last day of the quarter as reported by The Nasdaq Stock Market. During 1997, pursuant to the Board of Directors Compensation Plan, Mr. Schlenger received 973 shares of Common Stock, Mr. Andreini received 715 shares of Common Stock and Ms. Huskey received 254 shares of Common Stock.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the Company. Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5, the Company believes that, with respect to transactions effected since the Company became subject to Section 16 of the Exchange Act, all filing requirements were complied with, except that during 1997 Ms. Huskey and Dr. Henderson each failed to file on a timely basis an Initial Statement of Beneficial Ownership of Securities on Form 3, with respect to one transaction and Messrs. Dolch and Mooney each failed to file on a timely basis a Statement of Changes in Beneficial Ownership on Form 4, with respect to one transaction.

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS AND OFFICERS

     The following table presents certain information, as of the Record Date, regarding the beneficial ownership of shares of Common Stock by (i) each of the directors and named executive officers of the Company, (ii) all current directors and executive officers of the Company as a group and (iii) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes shares which the person or entity has or shares voting or investment power, and shares issuable to such person or entity pursuant to options exercisable within 60 days of the Record Date.

                                                               SHARES BENEFICIALLY OWNED
                                                              ---------------------------
                            NAME                                 NUMBER           PERCENT
                            ----                              -------------       -------
Timothy P. Cole                                                 137,000(1)          1.3%
Mark S. Demilio                                                  25,000(2)             *
David B. Dolch                                                   12,000(3)             *
William P. Mooney                                                36,125(4)             *
Kimberly E. Nichols                                               8,750(5)             *
Alan J. Andreini                                                 40,232(6)             *
James A. Flick, Jr.                                               4,231(7)             *
Lenneal J. Henderson                                              3,558(8)             *
Bobbie L. Huskey                                                  7,596(9)             *
Janet Langhart                                                    2,344(10)            *
Jacques T. Schlenger                                             31,373(11)            *
All current directors and executive officers as a group (11     308,209(12)         2.6%
  persons)
BAMCO, Inc.                                                     816,000(13)         7.9%
Baron Capital Management, Inc.
767 Fifth Avenue, 24th Floor
New York, New York 10153
Essex Investment Management Company                             844,562(14)         8.2%
125 High Street
Boston, Massachusetts 02110
Forest Investment Management LLC                                605,453(15)         5.9%
53 Forest Avenue
Old Greenwich, Connecticut 06870
HBK Investments L.P.                                          1,295,416(16)        12.6%
777 Main Street, Suite 2750
Fort Worth, Texas 76102
J.P. Morgan & Co. Incorporated                                  625,700(17)         6.1%
60 Wall Street
New York, New York 10260
Wellington Management Company, LLP                              593,000(18)         5.8%
75 State Street
Boston, Massachusetts 02109

------------------------------

   *  Represents beneficial ownership of less than 1% of outstanding Common
      Stock.

  (1) Includes 134,000 shares issuable pursuant to options granted to Mr. Cole that are exercisable within 60 days.

  (2) Includes 25,000 shares issuable pursuant to options granted to Mr. Demilio that are exercisable within 60 days.

  (3) Includes 12,000 shares issuable pursuant to options granted to Mr. Dolch that are exercisable within 60 days.

  (4) Includes 35,125 shares issuable pursuant to options granted to Mr. Mooney that are exercisable within 60 days.

  (5) Includes 7,250 shares issuable pursuant to options granted to Ms. Nichols that are exercisable within 60 days.

  (6) Includes 9,259 shares issuable pursuant to options granted to Mr. Andreini that are exercisable within 60 days.

  (7) Includes 3,144 shares issuable pursuant to options granted to Mr. Flick that are exercisable within 60 days.

  (8) Includes 3,432 shares issuable pursuant to options granted to Dr. Henderson that are exercisable within 60 days.

  (9) Includes 6,884 shares issuable pursuant to options granted to Ms. Huskey that are exercisable within 60 days.

 (10) Includes 2,344 shares issuable pursuant to options granted to Ms. Langhart that are exercisable within 60 days.

 (11) Includes 26,243 shares issuable pursuant to options granted to Mr. Schlenger that are exercisable within 60 days.

 (12) Includes 264,681 shares issuable pursuant to options granted to directors and executive officers that are exercisable within 60 days.

 (13) Based upon an Amendment No. 2 to Schedule 13G, filed with the SEC on February 13, 1998 by Baron Capital Group, Inc. ("BCG"), BAMCO, Inc. ("BAMCO"), Baron Capital Management, Inc. ("BCM"), Baron Asset Fund ("BAF"), and Ronald Baron as a group. BCG, a company in which Mr. Baron owns a controlling interest, is a parent holding company of BAMCO and BCM. BAMCO and BCM are investment advisers registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and BAF is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and an investment advisory client of BAMCO. According to the Schedule 13G, BCG and Ronald Baron have shared voting power and shared dispositive power with regard to 816,000 shares; BAMCO and BAF have shared voting power and shared dispositive power with regard to 685,000 shares; and BCM has shared voting power and shared dispositive power with regard to 131,000 shares. The information regarding the beneficial ownership of Common Stock by each of BCG, BAMCO, BCM, BAF and Ronald Baron is included herein in reliance on their report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon the Company's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such persons in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

 (14) Based upon an Amendment No. 2 to Schedule 13G filed with the SEC on September 13, 1996 by Essex Investment Management Company ("Essex"), an investment adviser registered under the Investment Advisers Act, has sole voting power with regard to 672,200 shares and sole dispositive power with regard to 844,562 shares. The information regarding the beneficial ownership of Common Stock by Essex is included herein in reliance on its report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon the Company's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such person in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

 (15) Based upon a Schedule 13G filed with the SEC on February 17, 1998 by Forest Investment Management LLC ("Forest"), an investment adviser registered under the Investment Advisers Act, Founders Financial Group L.P. ("Founders"), in its capacity as the owner of a controlling interest in Forest, Michael A. Boyd, Inc. ("MAB, Inc.") in its capacity as the general partner of Founders, and Michael A. Boyd, in his capacity as the sole director and shareholder of MAB, Inc. (collectively, the "Filing Parties"). According to the Schedule 13G, the Filing Parties have sole voting power and sole dispositive power with regard to 605,453 shares. The information regarding the beneficial ownership of Common Stock by the Filing Parties is included herein in reliance on their report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon the Company's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such persons in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

 (16) Based upon an Amendment No. 2 to Schedule 13D filed with the SEC on November 25, 1997 by HBK Investments L.P. ("Investments"), HBK Finance, L.P. ("Finance") and HBK Main Street Investments, L.P. ("Main Street") as a group. Each of Investments, Finance and Main Street beneficially owns $10,800,000 principal amount of the Company's 7% Convertible Subordinated Debenture due 2006 (the "Convertible Debenture"), which is convertible into Common Stock. Assuming conversion of the $10,800,000 principal amount of the Convertible Debenture, Investments has sole voting power and sole dispositive power with regard to 437,206 shares; Investments and Finance have shared voting power and shared dispositive power with regard to 418,276 shares; and Investments and Main Street have shared voting power and shared dispositive power with regard to 10,829 shares. The information regarding the beneficial ownership of Common Stock by Investments, Finance and Main Street is included herein in reliance on their report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon the Company's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned, assuming conversion of the Convertible Debenture, by such persons in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

 (17) Based on a Schedule 13G filed with the SEC on February 13, 1998 by J.P. Morgan & Co. Incorporated ("J.P. Morgan"), J.P. Morgan has sole voting power with regard to 489,200 shares and sole dispositive power with regard to 625,700 shares. The information regarding the beneficial ownership of Common Stock by J.P. Morgan is included herein in reliance on its report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon the Company's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such person in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

 (18) Based on an Amendment No. 1 to Schedule 13G filed with the SEC on February 10, 1998 by Wellington Management Company, LLP ("WMC"), WMC is an investment adviser registered under the Investment Advisers Act and a parent holding company of Wellington Trust Company. WMC has shared voting power with regard to 270,000 shares and shared dispositive power with regard to 593,000 shares. The information regarding the beneficial ownership of Common Stock by WMC is included herein in reliance on its report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon the Company's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such person in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

                               EXECUTIVE OFFICERS

     The following background information relates to those executive officers who are not also directors. For information regarding the executive officers who are also directors see "PROPOSAL 1 -- Election of Directors -- Nominees for Directors."

     MARK S. DEMILIO. Mr. Demilio, who is 42 years old, serves as Senior Vice President -- Corporate Development, General Counsel and Secretary. Prior to joining the Company in March 1997, Mr. Demilio was a partner with Miles & Stockbridge, a Baltimore law firm, since 1994, and had served as an associate with that firm since 1989. Mr. Demilio received his Juris Doctor in 1986 from the University of Maryland School of Law. Prior thereto, Mr. Demilio, a 1977 graduate of Villanova University with a Bachelor of Science degree in accounting, served as a certified public accountant with Arthur Andersen LLP and a financial analyst with Blue Cross and Blue Shield of Maryland.

     DAVID B. DOLCH. Mr. Dolch, who is 42 years old, serves as Senior Vice President -- New Business and previously served the Company as Executive Vice President -- Operations from February 1996 to July 1996 and as Vice President from August 1995 through January 1996. He joined the Company in April 1994 as Executive Director of the Victor Cullen Academy. Prior to joining the Company, Mr. Dolch served as Athletic Director and Head Football Coach at Morningside College from 1988 to 1994 and prior to that he was Head Football Coach at Bowie State University from 1986 to 1988.

     WILLIAM P. MOONEY. Mr. Mooney, who is 43 years old, serves as Chief Financial Officer, Senior Vice President and Treasurer of the Company, and previously served the Company as Corporate Controller from November 1992 through March 1994. Mr. Mooney has 20 years of financial and management experience. From 1981 until he joined the Company in November 1992, Mr. Mooney worked at ESPN, Inc., serving as Corporate Controller, Assistant Secretary, and after 1990, as Director of new business financial and administrative operations. Prior to joining ESPN, Mr. Mooney was as internal auditor and financial manager at Getty Oil Company from 1976 to 1981 and a staff auditor with Arthur Andersen LLP, where he began his career in 1975.

     KIMBERLY E. NICHOLS. Ms. Nichols, who is 29 years old, serves as Vice President -- Finance and Investor Relations and previously served as Director -- Finance and SEC Reporting from 1994 to 1996. Prior to joining the Company in February 1994, Ms. Nichols served as a certified public accountant with Arthur Andersen LLP since 1990. Ms. Nichols received her Master of Business Administration in finance from Loyola College in Maryland in 1997 and her Bachelor of Business Administration in accounting from James Madison University in 1990.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Timothy P. Cole effective as of August 5, 1996 for an initial term of three years. Beginning with the first anniversary of Mr. Cole's employment agreement, the period of Mr. Cole's employment is to be extended by successive additional one-year terms beyond the two years then remaining on his employment agreement unless the Company or Mr. Cole provides notice prior to any anniversary that his employment agreement will not extend but will terminate at the end of the two year period following such anniversary.

     Under his employment agreement, Mr. Cole is entitled to a base salary of at least $300,000 per year and annual bonuses of up to 60% of his base salary. Mr. Cole was guaranteed a bonus of not less than $100,000 for the fiscal year ended June 30, 1997. In addition, Mr. Cole was granted options to purchase 125,000 shares of the Company's Common Stock at $17.00 per share (the fair market value of the Company's Common Stock on the effective date of the Employment Agreement) of which 50,000 shares became exercisable on February 5, 1997, 50,000 shares became exercisable on February 5, 1998 and the remaining 25,000 shares will become exercisable on July 5, 1998. The options are exercisable until the close of business on August 5, 2001.

     In order to accept employment with the Company, Mr. Cole had to relocate from the State of Florida to the State of Maryland and sell his home. Pursuant to his employment Agreement, the Company agreed to reimburse Mr. Cole up to $100,000 for any losses realized on the sale of his former residence. In 1996,

Mr. Cole sold his former residence and the Company reimbursed Mr. Cole approximately $55,000 for losses realized.

     The agreement further provides that Mr. Cole will not compete with the Company for two years following the termination of his employment and, in connection with entering into the agreement, Mr. Cole was provided a Change In Control Agreement. See Change in Control and Severance Agreements below.

     The Company entered into an employment agreement with Mark S. Demilio as of March 10, 1997, as Senior Vice President Corporate Development and General Counsel. The initial term of the agreement is three years, renewable for one year periods thereafter unless terminated by either party with at least 90 days notice prior to the end of the term thereof. Under the agreement, Mr. Demilio was entitled to a base salary of at least $150,000 subject to periodic increases as the CEO or Compensation Committee of the Board may approve and annual bonuses of up to 60% of his base salary. Notwithstanding the incentive bonus, Mr. Demilio was guaranteed a bonus of $50,000 for the twelve months ended March 10, 1998.

     Mr. Demilio also was entitled to be granted options to purchase up to 50,000 shares of Common Stock on March 10, 1997, to vest 25,000 immediately on the first anniversary thereof, subject to approval of the Compensation Committee. The Compensation Committee approved a grant of options to Mr. Demilio on April 30, 1997 to purchase 50,000 shares of Common Stock to vest 25,000 on the first anniversary of grant and 12,500 on each of the second and third anniversary of grant.

     In connection with entering into the employment agreement, the Company entered into a Change in Control Agreement with Mr. Demilio as of March 10, 1997. See Change in Control and Severance Agreements below.

CHANGE IN CONTROL AND SEVERANCE AGREEMENTS

     In connection with entering into the employment agreement with each of Mr. Cole and Mr. Demilio, the Company entered into change in control agreements with Messrs. Cole and Demilio. These agreements provide for the payment by the Company of certain specified benefits in the event the employment of such executive officer terminates under circumstances following any change in control of the Company. For purposes of these agreements, a change in control is deemed to take place whenever (i) a person, group of persons or other entities shall become the beneficial owner, directly or indirectly, of securities of the Company having 20% or more of the combined voting power of the Company's then-outstanding securities, (ii) there shall be certain significant changes in the composition of the Company's Board of Directors, (iii) the Company enters into an agreement that would result in a change in control, or (iv) the stockholders of the Company approve certain mergers, share exchanges or consolidations or sale of substantially all assets of the Company.

     Circumstances triggering payment of the specified benefits to an executive officer under his agreement include the following: (i) involuntary termination of employment (for reasons other than death, disability, retirement or cause) or
(ii) voluntary termination by the executive officer in the event of certain significant changes in the nature of his employment, including certain reductions made in compensation and changes in responsibilities and authority. Benefits made available to the executive officer under the terms of the Change in Control and Severance Agreements in the event that his employment is terminated under the above-specified circumstances may include (i) a lump sum severance payment equal to three times the sum of the executive officer's annual base salary and all bonuses earned in the year of such termination, or prior year, whichever is greater, (ii) acceleration of vesting of all outstanding options to purchase securities of the Company (or its successor), (iii) maintenance of all life, disability, accident and health insurance substantially similar to those benefits to which the executive officer was entitled immediately prior to termination for a period of three additional years, (iv) certain additional payments to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), and (v) reimbursement of legal fees and expenses, if any, incurred as a result of such termination.

     The agreements may have the effect of discouraging takeovers and protecting such officers from removal, since such agreements increase the cost that would be incurred by an acquiring company seeking to replace current management.

                             EXECUTIVE COMPENSATION

     The following tables and related text summarize, in accordance with the regulations of the SEC, the Company's compensation of certain of its executive officers.

SUMMARY COMPENSATION TABLE

     The following table summarizes certain information regarding the compensation during calendar years 1997, 1996 and 1995 of the Company's chief executive officer and its most highly compensated executive officers (the "Named Executive Officers") during the year ended December 31, 1997. No other executive officer of the Company had salary and bonus which exceeded $100,000 during the year ended December 31, 1997.

                                                                                    LONG-TERM
                                           ANNUAL COMPENSATION                    COMPENSATION
                                    ---------------------------------      ---------------------------
                                                                             OPTIONS         OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS         OTHER          GRANTED      COMPENSATION
---------------------------  ----   --------   --------      --------      ------------   ------------
Timothy P. Cole,(1)          1997   $300,000   $250,000                      100,000
Chairman, Chief              1996    122,835                 $100,000(2)     125,000
 Executive Officer, and      1995        N/A
 President
Mark S. Demilio,(3)          1997   $119,714   $115,500(4)                    50,000
Sr. Vice President --        1996        N/A
 Corporate Development and   1995        N/A
 General Counsel
David B. Dolch,              1997   $105,000   $ 40,000                        5,000
Sr. Vice President --        1996    100,000                                  21,000
 New Business                1995     75,000                                  11,250
William P. Mooney,           1997   $120,750   $ 36,500                        5,000
Sr. Vice President and       1996    115,000                                  21,000
 Chief Financial Officer     1995     90,000                                  14,125
Kimberly E. Nichols,         1997   $ 80,000   $ 58,000                       15,000
Vice President --            1996     65,000                                   6,750
 Finance and Investor        1995     57,500
 Relations

------------------------------

(1) Mr. Cole joined the Company on August 5, 1996, as Chief Executive Officer and President. He became Chairman of the Board as of March 10, 1997.

(2) Pursuant to Mr. Cole's employment agreement, he received $30,000 to purchase an automobile and $15,000 for country club initiation fees. Further, the Company paid $55,000 to Mr. Cole for certain relocation costs. See "Employment Contracts, Termination of Employment and Change in Control Arrangements -- Employment Agreements."

(3) Mr. Demilio joined the Company on March 10, 1997 and his salary for 1997 reflects his salary earned from March 10, 1997 through December 31, 1997.

(4) On March 10, 1998, the first anniversary of his employment, Mr. Demilio received a bonus of $50,000 pursuant to his employment agreement, of which $40,500 is reflected in the bonus earned in 1997 in the table above.

OPTION GRANTS IN 1997

     The following table sets forth certain information with respect to the grant of stock options to the Company's Named Executive Officers during the year ended December 31, 1997.

                                                                                        POTENTIAL REALIZED
                                                                                         VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION FOR
                                            INDIVIDUAL GRANTS (1)                          OPTION TERM
                           --------------------------------------------------------   ----------------------
                           NUMBER OF    PERCENTAGE OF
                           SECURITIES   TOTAL OPTIONS
                           UNDERLYING     GRANTED TO       EXERCISE
                            OPTIONS      EMPLOYEES IN    OR BASE PRICE   EXPIRATION
          NAME              GRANTED     FISCAL YEAR(2)     PER SHARE        DATE        5%(3)       10%(3)
          ----             ----------   --------------   -------------   ----------   ---------   ----------
Timothy P. Cole             100,000         36.6%           $9.875        4/30/07     $621,033    $1,573,821
Mark S. Demilio              50,000         18.3%           $9.875        4/30/07     $310,517    $  786,910
David B. Dolch                5,000          1.8%           $9.875        4/30/07     $ 31,052    $   78,691
William P. Mooney             5,000          1.8%           $9.875        4/30/07     $ 31,052    $   78,691
Kimberly E. Nichols          15,000          5.5%           $9.875        4/30/07     $ 93,155    $  236,073

------------------------------

(1) All options granted to Named Executive Officers have exercise prices equal to the fair market value (closing price per share of Common Stock as listed on The Nasdaq Stock Market on the date prior to the date of grant) of the Company's Common Stock. The exercise price related to the exercise may be paid in cash or by delivery of Common Stock. All options are exercisable ratably over a three-year period from the date of grant except for the options issued to Mr. Demilio which vest 50% on the first anniversary and 25% on the second and third anniversary of the date of grant.

(2) The percent of stock options granted to each Named Executive Officer is based on the total number of stock options granted to employees which amounted to 273,500 during 1997.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the Common Stock price.

AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the exercise of stock options by the Company's named executive officers during 1997 pursuant to the Company's stock option plans, and information concerning the number and value of unexercised stock options at December 31, 1997.

                                                       NO. OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN THE
                                                          UNEXERCISED OPTIONS AT            MONEY OPTIONS AT
                                                             DECEMBER 31, 1997            DECEMBER 31, 1997 (2)
                               SHARES                  -----------------------------   ---------------------------
                              ACQUIRED
                                 ON         VALUE
            NAME              EXERCISE   REALIZED(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
            ----              --------   -----------   ------------   --------------   -----------   -------------
Timothy P. Cole                    0       $     0        50,000         175,000        $      0       $581,250
Mark S. Demilio                    0       $     0             0          50,000        $      0       $290,625
David B. Dolch                 7,500       $77,344         7,000          22,750        $ 20,843       $104,263
William P. Mooney              4,000       $65,820        26,125          21,500        $237,491       $ 93,091
Kimberly E. Nichols                0       $     0         4,500          17,250        $ 18,079       $ 96,267

------------------------------

(1) These amounts represent the market value of the underlying Common Stock on the date of exercise, less the applicable exercise price.

(2) These amounts were calculated by subtracting the exercise price from the market price of the underlying Common Stock as of year end. The market value of the Common Stock was $15.69 per share as of December 31, 1997 based on the closing price per share as listed on The Nasdaq Stock Market.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Overview and Compensation Components. The Compensation Committee is composed of three independent non-employee directors. The Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Company's executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance while at the same time motivating and retaining executive officers.

     The key components of the Company's compensation program are base salary, bonus award and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of stockholders. The Compensation Committee reviews each component of executive compensation on an annual basis.

     In the first quarter of each fiscal year, the Compensation Committee, along with the Chief Executive Officer of the Company, review and approve an annual salary plan for the Company's executive officers. This salary plan is developed by the Company's Chief Executive Officer and changes are made to each executive officers' salary on his anniversary date. Many subjective factors are included in determining base salaries such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Company, corporate and individual performance, and the salaries paid by the Company's peer group to officers in similar positions. While these subjective factors are then integrated with other objective factors, including net income, earnings per share and growth of the Company, the overall assessment is primarily a subjective one, intended to reflect the level of responsibility and individual performance of the particular executive officer.

     The Company's objective is to pay its executive officers base salaries that are sufficient to attract and retain individuals with the qualities believed to be necessary for the long-term financial success of the Company and otherwise are competitive in the marketplace.

     Pursuant to the Company's bonus plan, the Committee approves annual bonuses based upon a number of factors, including but not limited to the financial performance of the Company and the performance of the individual. The Committee's evaluation process and the ultimate level of incentive compensation for an individual executive officer is not based solely on a mechanical or mathematical formula. The Company's Chief Executive Officer recommends employee bonuses to the Committee based upon the Company's performance and the individual's personal performance. In arriving at its decision, the Committee also may consider both internal and external changes that occurred during the year and the extent to which the employee responded to those changes. This process, which is not constrained by fixed formulas, gives the Committee the flexibility necessary to respond to the continually changing and competitive environment in which the Company operates.

     The Compensation Committee believes that long-term equity incentives are a key component of its executive compensation program. The Company's existing stock option plans authorize the issuance of non-qualified stock options to officers and key employees. The members of the Committee participate in the Director Stock Option Plan, which is administered by the Board of Directors, and no member of the Compensation Committee is eligible for the grant of an option under any other stock option plan. Stock options are granted to executive officers primarily based on the officers' actual and potential contribution to the Company's growth and profitability. The number of options granted by the Committee is based on its judgment that this number is appropriate and desirable considering the employees actual and potential contribution to the Company. The assessment of actual and potential contribution is based on the Committee's subjective evaluation of each executive officer's ability, skills, efforts and leadership. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interest of executive officers with those of stockholders. Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a number of years.

     From time to time, the Committee reviews competitive data from recognized national surveys concerning executive compensation levels and practices as part of the process of establishing an appropriate level of overall executive compensation. These surveys are weighted towards those companies that are included in the Peer Group used by the Company in the comparison of five-year cumulative total return set forth below. However, the Committee has chosen not to limit the survey information to companies in the Peer Group because the search to attract new executives is not limited to companies within the same industry, and the competition the Company faces to retain existing executives comes from companies in many different industries. After reviewing the available competitive data, the Committee evaluates the executive's performance and considers the particular needs of the Company to arrive at individual compensation decisions, which involve an overall appraisal of the executive.

     Compensation of the Chief Executive Officer for 1997. The Compensation Committee's basis for compensation of the Chief Executive Officer is derived from the same considerations addressed above. Mr. Cole participates in the same executive compensation plans available to the other executive officers. Mr. Cole's base salary for the year ended December 31, 1997 was $300,000. The Committee reviewed Mr. Cole's performance and the Company's results for the fiscal year ended June 30, 1997 and the six month period ended December 31, 1997. The Committee recommended, and the Board of Directors approved, Mr. Cole's total bonus of $250,000. In doing so, the Committee and the Board of Directors considered the significant accomplishments achieved by Mr. Cole to include the following: (1) successful completion of the sale of the behavioral health business resulting in the Company receiving cash of approximately $20.4 million and recording a gain on sale of $6.1 million, (2) improving the credibility of the Company with its customers and the financial market, (3) developing a professional management team, (4) refocusing the Company on its core business of juvenile justice, and (5) marshaling the resources, efforts and morale of field personnel.

     Mr. Cole received his bonus in two parts: (i) $150,000 was earned for the year ended June 30, 1997 as follows: (a) pursuant to Mr. Cole's employment agreement, he received a bonus in the amount of $100,000; (b) in addition, Mr. Cole's employment agreement entitled him to receive a bonus of up to 60% of his base salary, of which he received $50,000, and (ii) $100,000 was earned for the six month period ended December 1997.

     In addition to Mr. Cole's salary and bonus, during 1997, he was granted an option to purchase 100,000 shares of the Company's Common Stock. This option has a three year vestment period from the date of grant. During the year ended December 31, 1997, Mr. Cole did not exercise any stock options.

     Section 162(M) of the Code. The Committee intends to structure future compensation so that executive compensation paid by the Company is fully deductible in accordance with Section 162(m) of the Code, which generally disallows a tax deduction to public companies for compensation over $1 million paid to certain executive officers unless certain conditions are met.

     Summary. The Committee believes that the mix of base salaries, variable cash incentives and the potential for equity ownership in the Company represents a balance that will motivate the management team to continue to produce strong returns. The Committee further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on stockholder value.

     Submitted by the Compensation Committee of the Company's Board of Directors.

                                Alan J. Andreini
                                Bobbie L. Huskey
                              Jacques T. Schlenger

                               PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return on the Common Stock of the Company since the date the Company consummated its initial public offering with the cumulative total return on Standard & Poors 500 Composite Stock Index (the "S&P 500") and a Peer Group of companies that provide similar services identified below during the same period. The graph assumes that $100 is invested initially and all dividends are reinvested.

                                                       Youth
                                                      Services
               Measurement Period                  International,
             (Fiscal Year Covered)                      Inc.           Peer Group         S&P 500
1993                                                        100.00            100.00            100.00
1994                                                         58.54            116.50             97.99
1995                                                        151.22            301.73            134.82
1996                                                        223.06            493.07            165.77
1997                                                        229.46            641.66            221.08

     The Peer Group consists of the following companies: Children's Comprehensive Services, Cornell Corrections Corporation, Corrections Corporation of America, Correctional Services Corporation, Res-Care, Inc., and Wackenhut Corrections Corporation.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

INTERNATIONAL YOUTH INSTITUTE

     In 1996, the Company entered into an agreement with International Youth Institute, Inc. ("IYI"). Pursuant to the terms of this agreement, IYI agreed to furnish the Company with training and related services from July 1, 1996 through June 30, 1999 unless either party sooner terminates the agreement by giving 90 days prior written notice to the other party. Timothy Hindman, who is the son of
W. James Hindman, owns approximately 20% of the equity securities of IYI.

     The services IYI provides include program facility training needs assessments which involves on-site assessment at both the individual employee and program levels, as well as quality assurance training, employee performance analysis and monthly reporting functions. In addition, IYI provides YSI with basic training courses including orientation training for all new YSI employees and annual training required to continue applicable accreditation. The basic training orientation curriculum includes training with respect to YSI's "formula for success" and "world of work"; juvenile justice matters; general health, safety and security matters; and crisis intervention methodologies. IYI also makes independent study, video and correspondence courses and elective training courses available to YSI which are based on program training needs assessments and applicable youth development professional certification levels. In connection with entering into this arrangement, a number of YSI employees who had been employed by YSI to train other YSI employees were hired by IYI.

     Under the terms of the agreement, IYI receives approximately $860,000 per year, subject to certain adjustments, for the basic training assessment and program training it provides. IYI is compensated for providing the elective training courses on an incremental hourly basis at a fixed rate of $10 per student training hour. The costs of independent study, video and correspondence courses remain subject to negotiation. In addition to the basic training program fee and any fees pertaining to elective training, an annual administrative fee of $25,000 is payable to IYI by YSI at the beginning at each contract year.

COMPANY FOUNDER

     In connection with the resignation of W. James Hindman, founder of the Company, from the Board of Directors effective July 1, 1997, the Company appointed Mr. Hindman Chairman Emeritus and entered into a four-year Representation Agreement with Mr. Hindman. Under the Representation Agreement, Mr. Hindman agrees to represent the Company's interest with current and potential customers, governmental bodies and the public as and to the extent requested by the Company and in exchange, the Company will pay Mr. Hindman $20,000 per quarter during the four-year term.

                                   PROPOSAL 2
                  APPROVAL AND ADOPTION OF THE YOUTH SERVICES
              INTERNATIONAL, INC. 1998 DIRECTOR STOCK OPTION PLAN

     The Board of Directors of the Company, at a meeting held on February 6, 1998 (the "Effective Date of the Plan"), adopted resolutions declaring it advisable to adopt the Youth Services International, Inc. 1998 Director Stock Option Plan (the "Director Plan"), recommending to the stockholders the Director Plan, and directing that such Plan be submitted to the stockholders for their approval at the next Annual Meeting. In the opinion of the Board of Directors, the grant of stock options to members of the Board of Directors of the Company who are not officers or employees of the Company (a "Non-Employee Director") is a vital factor in the Company's ability to attract and retain effective and capable individuals who contribute to the growth and success of the Company as members of the Board of Directors. Proceeds received by the Company upon the exercise of stock options granted under the Director Plan will be available to the Company for general corporate purposes. It is not possible at this time to determine the number or identity of all of individuals who will be eligible for the grant of stock options under the Director Plan on or prior to February 5, 2008.

     Set forth below is a summary of the provisions of the Director Plan and the tax consequences to the Company and the directors who receive stock options under the Director Plan. A copy of the Director Plan may be obtained from the Company by contacting the Corporate Secretary.

     SUMMARY OF THE DIRECTOR PLAN. The Director Plan is administered by the Board of Directors. Under the Plan, one hundred and sixty-five thousand (165,000) shares of the Company's Common Stock will be reserved for issuance under the Plan. Each Non-Employee Director who is a director on January 1 of any year shall receive, automatically and without any action on the part of the Board, an option for 7,500 shares of Common Stock on January 1 (except for 1998, options for which shall be issued as set forth below). Each individual who becomes a Non-Employee Director shall receive, automatically, on the date such person becomes Director, an option to purchase a pro rata portion of 7,500 shares of Common Stock based on the number of days remaining in the year from the date of such appointment. Each Non-Employee Director shall be entitled to participate in the Plan during his/her tenure as a director provided the Director Plan remains in effect. The options shall vest and become exercisable in four equal quarterly installments as of the end of each calendar quarter of the year in which the option is issued.

     The option exercise price for each share of Common Stock subject to an option shall be the fair market value of the Common Stock on the date the option is granted. Fair market value for any given date means the closing price of the Common Stock as listed on The Nasdaq Stock Market (or if not traded on such system, as reported by any national stock exchange on which the stock is traded) on the trading day immediately preceding such date. Options under the Director Plan may not be granted after February 5, 2008. Options will extend for a period of 10 years from the date of grant.

     In 1998, each Non-Employee Director received an option on February 9, 1998 (the day after the Plan was approved by Directors) to purchase that number of shares of Common Stock that equals 7,500 times the ratio that (a) the number of days from the last anniversary of the Directors appointment to the Board (or the date of appointment to the Board if there has not yet been an anniversary) to December 31, 1998, to (b) 365. Generally the shares vest ratably from the date of the Director's last anniversary of appointment to the Board (or the date of appointment to the Board if there has not yet been an anniversary) to December 31, 1998.

     Options may be exercised by the option holder at any time while he is serving as a Non-Employee Director. If the option holder ceases to be a Non-Employee Director for any reason other than death, the option, to the extent it has not been exercised and has not expired, may be exercised at any time within 90 days after the individual ceases to be a Non-Employee Director or the expiration of the option, whichever is earlier (unless option expires prior thereto). If the option holder ceases to be a Non-Employee Director by reason of death, the option, to the extent it has not been exercised and has not expired, may be exercised at any time within six months of the date of death. If an option holder who ceased being a Non-Employee Director for reasons other than death shall die while holding an option which has not been fully exercised and has not expired, his personal representatives, heirs or distributees may exercise the option within six months of the date of death (unless the option expires prior thereto).

     The purchase price for shares of Common Stock on the exercise of options generally may be paid in cash, by delivering to the Company shares of Common Stock already owned by the option holder that, together with any cash tendered with the shares, will equal in value the full purchase price, or by other "cashless" exercise methods specified in the Director Plan. Permitting stock-for-stock exercises or other cashless exercises allows option holders to acquire shares of Common Stock without incurring the costs that may arise when the exercise price must be paid in cash. To the extent that stock-for-stock payments or other cashless exercises make options granted under the Director Plan more financially attractive to option holders, the Director Plan will more effectively achieve its objectives.

     Stock-for-stock payments reduce the cash available to the Company as a result of option exercises. The Director Plan, however is not intended to be a capital-raising device, and it is anticipated that the amounts of cash that the Director Plan will produce, compared with the Company's anticipated requirements for and other sources of capital, will not be material.

     The Director Plan is not qualified under Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Director Plan contains provisions to prevent dilution in case of stock dividends, stock splits and changes in the structure of shares of the Common Stock. The Director Plan may be amended, modified or discontinued at any time by the Board of Directors, except that the Board of Directors does not have the power to (i) decrease the exercise price of options granted or to be granted pursuant to the Director Plan, (ii) change the class of persons eligible to receive options under the Director Plan, (iii) increase the maximum number of shares of Common Stock as to which options may be granted under the Director Plan, (iv) increase the number of shares subject to an option, (v) extend the term of the Director Plan, or (vi) provide for options exercisable more than 10 years after the date granted. In addition, no amendment to the Director Plan may materially and adversely affect any right of an optionee with respect to any option previously granted under the Director Plan.

     SUMMARY OF TAX CONSEQUENCES OF DIRECTOR PLAN. The following discussion of the federal tax consequences of the Director Plan is based on the Code provisions in effect on the date of this Proxy Statement, current regulations thereunder, and existing administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and the tax consequences may vary depending upon the personal circumstances of individual holders of options.

     An option holder will not recognize income upon the grant of an option under the Director Plan, or at any other time prior to the exercise of the option. Upon exercise of an option, the option holder will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the option price of the Common Stock. The Company will be entitled to a deduction in like amount for compensation paid to the option holder. The ordinary income recognized upon exercise of the option will constitute "personal service income" for purposes of federal income taxes. Participants will be advised to consult their personal tax advisors concerning the tax consequences of their participation in the Director Plan and their exercise of options granted to them.

     A subsequent taxable disposition of shares of Common Stock acquired upon exercise of an option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date the option was exercised and the amount realized on later disposition. The gain or loss will be long-term if the shares of Common Stock are held for more than one year.

     VOTE REQUIRED. The adoption of the Director Plan requires approval by a majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE YOUTH SERVICES INTERNATIONAL, INC. 1998 DIRECTOR STOCK OPTION PLAN DESCRIBED ABOVE.

                                   PROPOSAL 3
                        RATIFICATION OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     It is the practice of the Board of Directors of the Company to designate the accounting firm that will serve as independent public accountants for the Company. The Board of Directors has recommended that Arthur Andersen LLP, who served during the past year be selected to audit the Company's books for the year ending December 31, 1998. Unless a contrary vote is indicated, the Proxies solicited hereby will be voted for the ratification of the selection of Arthur Andersen LLP as independent public accountants for the year ending December 31, 1998. If the selection of Arthur Andersen LLP is not ratified at the meeting, the Board of Directors will consider the selection of other independent public accountants for the year ending December 31, 1998.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998.

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Stockholder proposals to be considered for inclusion in the proxy statement for the 1999 Annual Meeting must be received by the Company on or before December 28, 1998. Such proposals should be directed to Youth Services International, Inc., 2 Park Center Court, Suite 200, Owings Mills, Maryland 21117, Attention: Corporate Secretary.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that will come before the Annual Meeting. If any other matters should come properly before the meeting or if any of the persons named above as nominees for election as directors should decline or be unable to serve as a director, the holders of the proxies are authorized to vote the shares as they deem advisable. It is intended that the holders of the proxies will act according to their best judgment.

By Order of the Board of Directors

/s/ MARK S. DEMILIO
Mark S. Demilio
Secretary

April 22, 1998
Owings Mills, Maryland

       YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION
               AND RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                      YOUTH SERVICES INTERNATIONAL, INC.

                       1998 DIRECTOR STOCK OPTION PLAN


1.    PURPOSE

      The purpose of the Youth Services International, Inc. 1998 Director Stock Option Plan ("the Plan") is to secure for Youth Services International, Inc. (the "Company") and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not officers or employees of the Company or any of its subsidiaries.

2.    ADMINISTRATION

      (a)   The Plan shall be administered by the Board.

      (b) The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of stock options made under the Plan ("Options").

      (c) The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive.

      (d) The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

      (e) No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3.    AMOUNT OF STOCK

      (a) The stock which may be issued and sold under the Plan will be the Common Stock (par value $0.01 per share) of the Company, of a total number not exceeding one hundred and sixty-five thousand (165,000) shares, subject to adjustment as provided in Paragraph 6 below. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

      (b) Proceeds from the purchase of shares of Common Stock upon exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

4.    ELIGIBILITY

      Each member of the Board of the Company who is not an officer or employee of the Company or any of its subsidiaries, who does not receive compensation (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

5.    TERMS AND CONDITIONS OF OPTIONS

      Each Option granted under the Plan shall be evidenced by a Stock Option Certificate in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

      (a) The Option exercise price for each share of Common Stock subject to an Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. For purposes of this Plan, "Fair Market Value" for any given date means the closing price of the Common Stock as reported on the The Nasdaq Stock Market (or if not traded on such system, as reported by any national stock exchange on which the Common Stock is traded) on the trading day immediately preceding such date.

      (b) Each Non-Employee Director who is a director on January 1 of any year shall receive, automatically and without any action on the part of the Committee, an Option for 7,500 shares of Common Stock on January 1 (except for 1998, options for which shall be issued as set forth in Subsection (c)). Each Non-Employee Director shall be entitled to participate in the Plan during his/her tenure as a Director provided the Plan remains in effect. The options shall vest and become exercisable in four equal quarterly installments as of the end of each calendar quarter of the year in which the Option is issued.

      (c) Notwithstanding Subsection 5(b), for 1998, each director shall be granted, on February 9, 1998 (the business day immediately subsequent to the approval of this Plan by directors), Options to acquire that number of shares equal to the sum of (i) 7,500 (except that any director appointed in 1998 shall not be granted any options pursuant to this clause (i)); plus (ii) the pro-rata portion of 7,500 shares that is equal to the portion of the year (based on calendar days) that is represented by the period from the director's anniversary in 1998 of the appointment to the Board, or the date of appointment to the Board in 1998, as applicable, through December 31, 1998. The Option shall vest and become exercisable as follows: (1) for the portion of the Option set forth in clause (i), the option shall vest ratably over the period from (A) the director's appointment to the Board of Directors or the anniversary of the director's appointment to the Board of Directors, whichever occured in 1997, to (B) the anniversary in 1998 of the director's appointment to the Board of Directors; and (2) for the portion of the Option set forth in clause (ii), the option shall vest ratably over the period from
(A) the director's appointment to the Board of Directors or the anniversary of the director's appointment to the Board of Directors, whichever occurs in 1998, through (B) December 31, 1998.

      (d) Each Non-Employee Director shall be entitled to participate in the Plan immediately upon becoming a Director. Each new director shall be granted, on the date of the director's appointment to the Board of Directors, an Option to acquire a pro-rata portion of 7,500 shares that is equal to the portion of the year (based on calendar days) that is represented by the period from (A) the director's appointment to the Board to (B) December 31 of that year. The Option shall vest and become exercisable in equal installments at the end of each calendar quarter then remaining in the year of appointment.

      (e) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee.

      (f) No Option or any part of an Option shall be exercisable after the expiration of ten years from the date the Option was granted.

      (g) An optionee desiring to exercise an Option as to all or a part of the shares of Common Stock covered by the Option shall deliver to the Company (i) a completed and signed Stock Option Exercise Form (as attached to the Stock Option Certificate) specifying the number of shares to be purchased and (ii) payment in full for the aggregate exercise price for the shares of Common Stock being purchased as follows:

            (A) in United States dollars by certified check, or bank draft, or

            (B) in shares of Common Stock owned by the person exercising the Option and having a Fair Market Value on the date of exercise (as defined in subparagraph 5(a) above) equal to the exercise price, or

            (C) by surrender of a number of shares subject to the Option with a "Net Value" equal to the Exercise Price for the shares being purchased in the exercise (a "Cashless Exercise"). The Net Value is equal to the Fair Market Value of the shares being surrendered on the date of exercise less the exercise price for such surrendered shares; or

            (D) by a combination of the consideration in clauses (A), (B) and (C).

      (h) No Option or any part of the Option shall be exercisable at any time after a Director ceases to be a director of the Company, except that

            (i) if such a person shall cease to be a Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person, at any time within 90 days after the date he or she ceases to be a Director (but in no event after the Option has expired under the provisions of subparagraph 5(f) above), may exercise the Option with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be a Director; or

            (ii) if such person shall cease to be a Director by reason of death while holding an Option that has not expired and has not been fully exercised, or if a person shall die during the

90 day period referenced in clause (i) of this subparagraph 5(h), the executors, administrators or distributees, as the case may be, of the estate of such deceased person may, at any time within six months after the date of such person's death (but in no event after the Option has expired under the provisions of subparagraph above), exercise the Option with respect to any shares of Common Stock as to which such person had not exercised the Option on the date of the person's death. In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

6.    ADJUSTMENT IN THE EVENT OF CHANGE OF STOCK

      In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted by the Committee to maintain the same relative rights of the optionees regarding the purchase and ownership of stock, whose determination shall be conclusive.

7.    MISCELLANEOUS PROVISIONS

      (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

      (b) An optionee's right and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

      (c) No Common Stock shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

      (d) It shall be a condition to the obligation of the Company to issue Common Stock shares upon exercise of an Option, that the optionee (or any beneficiary or person entitled to act under subparagraph 5(f)(ii) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Stock shares. Such amount may be paid in any manner specified in subparagraph 5(e)(ii) for the payment of the exercise price.

      (e)   The expenses of the Plan shall be borne by the Company.

      (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

      (g) By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

8.    AMENDMENT OR DISCONTINUANCE

      The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations, provided, however, that except as provided in Paragraph 6 above, the Board may not, without further approval by the shareholders of the Company in accordance with Paragraph 10 below, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the minimum Option exercise price described in subparagraph 5(a) above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any optionee with respect to any Option theretofore granted without such optionee's written consent.

9.    TERMINATION

      This Plan shall terminate upon the earlier of the following dates or events to occur:

      (a) upon the adoption of a resolution of the Board terminating the Plan; or

      (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 10 below.

10.   EFFECTIVE DATE OF PLAN

      The Plan shall become effective as of January 1, 1998 or such later date as the Board may determine, provided that the Company's stockholders shall have adopted the Plan at the Company's 1998 Annual Meeting of Stockholders.

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of the 10th day of March 1997 by and between Youth Services International, Inc. ("YSI" or "Employer") and Mark S. Demilio ("Employee").

     WHEREAS, Employee presented a memorandum dated February 10, 1997 to Timothy P. Cole, CEO of Employer (the "Memorandum") and Mr. Cole delivered a letter to Employee dated February 20, 1997 to Employee (the "Letter"), which documents outlined the terms of employment for Employee;

     WHEREAS, the Memorandum and the Letter referenced an Employment Agreement and Change in Control Agreement to be entered into by Employer and Employee reflecting such terms of employment and other matters agreed upon therein; and

     WHEREAS, this Agreement is the Employment Agreement referenced in the Memorandum and the Letter and the parties are entering into contemporaneously herewith a Change in Control Agreement (the "Change in Control Agreement") as referenced in the Memorandum and the Letter;

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1. Position and Duties. YSI hereby employs Employee and Employee hereby accepts employment and agrees to serve as the Senior Vice President Corporate Development and General Counsel of YSI. Employee will perform all duties and responsibilities and will have, all authority inherent in the position of Senior Vice President Corporate Development and General Counsel, subject to the power of the Chief Executive Officer or the Board of Directors to modify, expand and limit such duties, responsibilities and authorities.

     2. Term. The period of Employee's employment under this Agreement will be three (3) years. Following the initial term of this Agreement, the period of employment under this Agreement will be automatically renewed for successive additional one-year terms, unless terminated prior to the end of the initial term or any any anniversary of this Agreement by written notice by either party to the other no less than ninety (90) days prior to the end of any such term.

     3. Cash Compensation. For all of the services rendered by Employee during the period of employment, YSI will pay Employee a base salary at the rate of not less than $150,000 per year, subject to such periodic increases, if any, as the Chief Executive Officer and/or the Organization and Compensation Committee of the Board of Directors may approve. Employee will be eligible to receive annual bonuses under any incentive bonus program of YSI for executive officers. The incentive bonus program will enable Employee to earn annual bonuses of up to 60% of Employee's base salary. Notwithstanding the provisions of the incentive bonus, Employee's award for the twelve months ended March 10, 1998 will not be less than $50,000. Employee will not be guaranteed any minimum bonus for subsequent years. All bonuses payable under the bonus plan (other than the guaranteed bonus for the first year set forth herein) will be paid promptly following the time that the bonus criteria have been measured following the end of each fiscal year.

     4. Options. On the date hereof, Employee will be granted an option to purchase 50,000 shares of YSI common stock at 100% of the fair market value of the shares of YSI common stock, 25,000 of which vest immediately and the remaining 25,000 of which will vest on the first anniversary of this Agreement. The options will have all of the other terms and conditions set forth in the YSI Employee Stock Option Plan under which they are issued. Notwithstanding the foregoing, the options are subject to approval by the Nominating and Compensation Committee of the Board of Directors.

     5. Benefits. Employee will be entitled to four weeks of vacation per year. Employee will be eligible for and will participate in, without action by the Board of Directors of YSI or any committee thereof, any additional benefits and perquisites available to Senior Vice Presidents of YSI, including any group health, life insurance, disability, or other form of employee benefit plan or program of YSI now existing or that may be later adopted by YSI. This includes the health, dental and life insurance programs YSI provides currently to its executives. Employee (and his family, if he so elects) shall be entitled to participate in the health plan immediately, without any "probation" or waiting period and YSI waives any pre-existing condition limitation thereunder

     6.  Termination.

         (a) By Employer with Cause. This Agreement may be terminated by YSI for Cause by written notice to Employee specifying the event relied upon for such termination within 30 days of such event. The term "Cause" will mean: (i) the material failure (after written notice and a reasonable opportunity to cure) by Employee to perform such duties that are reasonably incidental to the position of Senior Vice President Corporate Development and General Counsel; (ii) the repeated failure (after written notice and a reasonable opportunity to cure) by Employee to observe in all material respects YSI policies; (iii) any instance of willful misconduct by Employee in the performance of Employee's duties; (iv) the commission by Employee of any act of fraud or financial dishonesty with respect to YSI or any of its affiliates or the conviction of any crime involving financial dishonesty or moral turpitude; (v) chronic absenteeism (after written notice and a reasonable opportunity to cure); (vi) substance abuse (after written notice and a reasonable opportunity to cure); or (vii) Employee's breach of the representations and warranties contained in numbered paragraph 10 of this Agreement.

         (b) By Employer Without Cause or Employee With Good Reason. The termination by YSI of Employee's employment for any reason other than those specified in paragraph (a) above will be deemed to be a termination of Employee's employment without Cause. Following any termination of Employee's employment without cause, or the termination of Employee's employment by Employee for Good Reason (as defined below), Employee shall be entitled to, and YSI shall pay or provide to Employee, for the then remaining term of this Agreement had such termination not occurred (the "Remaining Term"), the following:

             (i) For each month or portion thereof of the Remaining Term, the Company shall pay to the Employee at the end of each such month, in cash, one-twelfth (1/12) of the sum of (A) the Employee's annual base salary immediately prior to the termination by the Company or the occurrence constituting Good Reason, as the case may be, plus (B) any bonus or other incentive compensation earned by the Employee during the fiscal year in which the termination occurs, or the immediately preceding fiscal year, whichever is greater.

            (ii) The Company shall pay to the Employee any deferred compensation allocated or credited to the Employee or his account as of the date of termination.

            (iii) Any options held by the Employee to purchase any securities of the Company which are not exercisable as of the date of termination, notwithstanding any other provision of the option or any plan under which it was granted or issued regarding vesting or exercisability or otherwise, shall become exercisable as of the date of termination and all options held by the Employee (including those already exercisable and those that become exercisable pursuant to this clause (iii)), shall remain exercisable for a period of one year after the date of termination. All other terms of the options shall remain in full force and effect.

            (iii) The Company shall arrange to provide the Employee, for the Remaining Term, with life, disability, accident and health insurance benefits substantially similar to those that the Employee was receiving immediately prior to the termination of employment by the Company or the occurrence of the circumstance constituting Good Reason, as the case may be.

            (iv) In addition to all other amounts payable to the Employee, the Employee shall be entitled to receive all benefits payable to the Employee under any applicable retirement, thrift, and incentive plans as well as any other plan or agreement sponsored by the Company or any of its subsidiaries relating to retirement benefits.

Amounts payable to Employee will be offset by any other income that Employee may earn during such period, it being understood that Employee will use Employee's reasonable efforts to mitigate amounts YSI will be obligated to pay Employee pursuant to Subsection 7(b)(i), provided that Employee shall not be required to accept any employment not consistent with his duties for the Company hereunder. Benefits otherwise receivable by the Employee pursuant to Subsection 7(b)(iii) shall be reduced to the extent comparable benefits are actually received by the Employee during the Remaining Term.

For purposes of this Agreement, the term "Good Reason" shall have the meaning given such term in the Change in Control Agreement; provided that, in addition, Good Reason also shall mean Timothy P. Cole ceasing to be Chief Executive Officer of the Company for any reason.

         (c) By Employee Without Good Reason. In the event that Employee resigns, retires or otherwise terminates this Agreement without Good Reason, Employee's salary and benefits will be payable through Employee's date of termination.

         (d) Upon Death or Disability. Employee's employment will terminate immediately upon Employee's death and in that event Employee's base salary will be paid to Employee's estate or legally appointed representative through the end of the month in which Employee's death occurs. If Employee become physically or mentally disabled so as to become unable for a period of more than four consecutive months or for shorter periods aggregating at least four months during any twelve-month period to perform Employee's duties hereunder on a substantially full-time basis, Employee's employment will terminate with no further payments of base salary or incentive compensation as of the end of such four-month or twelve-month period.

Such termination will not affect Employee's benefits under YSI' disability insurance program, if any, then in effect.

     7. Change in Control. Nothing in this Agreement shall adversely affect the rights of the Employee under the Change in Control Agreement.

     8. Non-competition; Confidentiality.

         (a) Non-competition. During the period of Employee's employment with YSI, Employee will not, directly or indirectly, on Employee's own behalf or as a partner, officer, director, trustee, employee, agent, consultant or member of any person, firm or corporation, or otherwise, enter into the employ of, render any service to, or engage in any business or activity which is the same as or competitive with any business or activity conducted by YSI or any of its affiliates. During the period of Employee's employment and until two years after the termination of Employee's employment, Employee will not, directly or indirectly, on Employee's own behalf or as a partner, shareholder, officer, employee, director, trustee, agent, consultant or member of any person, firm or corporation or otherwise, seek to employ or otherwise seek the services of any employee of YSI or any of its affiliates.

         (b) Confidentiality. During and following the period of Employee's employment with YSI, Employee will not use for Employee's own benefit or for the benefit of others, or divulge to others, any information, trade secrets, knowledge or data of secret or confidential nature and otherwise not available to members of the general public that concerns the business or affairs of YSI or its affiliates and which was acquired by Employee at any time prior to or during the term of Employee's employment with YSI, except with the specific prior written consent of YSI.

         (c) Work Product. Employee agree that all programs, inventions, innovations, improvements, developments, methods, designs, analyses, reports and all similar or related information which relate to the business of YSI and its affiliates, actual or anticipated, or to any actual or anticipated research and development conducted in connection with the business of YSI and its affiliates, and all existing or future products or services, which are conceived, developed or made by Employee (alone or with others) during the term of this Agreement ("Work Product") belong to YSI. Employee will cooperate fully in the establishment and maintenance of all rights of YSI and its affiliates in such Work Product. The provisions of this Section 12(c) will survive termination of this Agreement indefinitely to the extent necessary to require actions to be taken by Employee after the termination of the Agreement with respect to Work Product created during the Agreement.

     (d) Enforcement. If any covenant or agreement contained in this paragraph 9 is found by a court having jurisdiction to be unreasonable in duration, geographical scope or character of restriction, the covenant or agreement will not be rendered unenforceable thereby but rather the duration, geographical scope or character of restriction of such covenant or agreement will be reduced or modified with retroactive effect to make such covenant or agreement reasonable, and such covenant or agreement will be enforced as so modified.

     9.  Representations.  Employee hereby represent and warrant to YSI that
(i) the execution, delivery and full performance of this Agreement by Employee does not and will not conflict with, breach, violate or cause a default under any agreement, contract or instrument to which Employee are a party or any judgment, order or decree to which Employee are subject;
(ii) Employee are not a party or bound by any employment agreement, consulting agreement, agreement not to compete, confidentiality agreement or similar agreement with any other person or entity; and (iii) upon the execution and delivery of this Agreement by YSI, this Agreement will be Employee's valid and binding obligation, enforceable in accordance with its terms.

     10. Arbitration. In the event of any dispute between YSI and Employee with respect to this Agreement, either party may, in its sole discretion by notice to the other, require such dispute to be submitted to arbitration.
The arbitrator will be selected by agreement of the parties or, if they cannot agree on arbitrator or arbitrators within 30 days after the giving of such notice, the arbitrator will be selected by the American Arbitration Association. The determination reached in such arbitration will be final and binding on both parties without any right of appeal. Execution of the determination by such arbitrator may be sought in any court having jurisdiction. Unless otherwise agreed by the parties, any such arbitration will take place in Baltimore County, Maryland and will be conducted in accordance with the rules of the American Arbitration Association.

     11. Assignment. Employee may not assign, transfer, convey, mortgage, hypothecate, pledge or in any way encumber the compensation or other benefits payable to Employee or any rights which Employee may have under this Agreement. Neither Employee nor Employee's beneficiary or beneficiaries will have any right to receive any compensation or other benefits under this Agreement, except at the time, in the amounts and in the manner provided in this Agreement. This Agreement will inure to the benefit of and will be binding upon any successor to YSI. As used in this Agreement, the term "successor" means any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the capital stock or assets of YSI. This Agreement may not be otherwise assigned by YSI.

     12. Entire Agreement. This Agreement constitutes the only agreement between YSI and Employee regarding Employee's employment by YSI. This Agreement supersedes any and all other agreements and understandings, written or oral, between YSI and Employee, except the Memorandum and the Letter which are merged into this Agreement. A waiver by either party of any provision of this Agreement of any breach of such provision in any instance will not be deemed or construed to be a waiver of such provision for the future, or of any subsequent breach of such provision. This Agreement may be amended, modified or changed only by further written agreement between YSI and Employee, duly executed by both parties.

     13. Notices. Any and all notices required or permitted to be given hereunder will be in writing and will be deemed to have been given when deposited in United States mail, certified or registered mail, postage prepaid. Any notice to be given by Employee hereunder will be addressed to YSI to the attention of its Chief Financial Officer and General Counsel at its main offices, 2 Park Center Court, Suite 200, Owings Mills, Maryland 21117. Any notice to be given to Employee will be addressed to Employee at Employee's residence address last provided by Employee to YSI. Either party may change the address to which notices are to be addressed by notice in writing to the other party given in accordance with the terms of this paragraph.

     14. Headings. Section headings are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of its terms and conditions.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.


                                  YOUTH SERVICES INTERNATIONAL, INC.


                                  By: /s/ TIMOTHY P. COLE
                                     ---------------------------------
                                     Timothy P. Cole
                                     Chief Executive Officer and President


                                  /s/ MARK S. DEMILIO
                                  ------------------------------------
                                  Mark S. Demilio

                           CHANGE IN CONTROL AGREEMENT



      THIS CHANGE IN CONTROL AGREEMENT (this "Agreement") is made this 10th day of March, 1997, by and between YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI") and MARK S. DEMILIO (hereinafter the "Employee").

      WHEREAS, Youth Services International, Inc. is engaged in the business of providing rehabilitative services for adjudicated youth and criminally at risk youths;

      WHEREAS, the Employee has certain expertise and acumen and is entering into an Employment Agreement of even date herewith providing for the employment of the Employee by YSI (the "Employment Agreement"); and

      WHEREAS, YSI and the Employee desire to enter into this Agreement to establish certain rights and obligations of the parties in the event the employment relationship ends under the circumstances described herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and in the Employment Agreement, the parties hereto agree as follows:

      1.  Definitions.   For purposes of this Agreement, the following terms
shall have the meanings set forth opposite such terms. All other capitalized terms used in this Agreement shall have the meanings given them in this Agreement, or if no definition is provided herein, the meanings given such terms in the Employment Agreement.

            (a) Cause. "Cause" shall have the meaning given such term in the Employee's Employment Agreement.

            (b) Change in Control. A "Change in Control" (i) shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is in fact required to comply therewith at the time of such change in control, and (ii) without limitation by the foregoing, shall be deemed to have occurred if:

                        (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                        (B) for any period of two consecutive years beginning on any date from and after the date hereof, if the Board of Directors at any time during or at the end of such period is not comprised so that a majority of the directors are either (1) individuals who constitute the Board of Directors at the beginning of such period or (2) individuals who joined the Board during such period who were elected or nominated for election pursuant to a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (but not including, for purposes of (1) or (2), a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (A) or (D) of this Subsection 1(a)(ii));

                        (C) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Company under any other provision hereof (including clause (D) or (E) below);

                        (D) the stockholders of the Company approve a merger, share exchange or consolidation of the Company with or into any other corporation; other than a merger, share exchange or consolidation that would result in the voting securities of the Company outstanding immediately prior to such vote to approve such transaction representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of the Company or such surviving entity, as the case may be, outstanding immediately after such merger, share exchange or consolidation;

                        (E) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                        (F) Timothy P. Cole ceases to be Chief Executive Officer for any reason.

            (c) Company. "Company" shall mean Youth Services International, Inc. and any successor, whether direct or indirect, by purchase, merger, share exchange, consolidation or otherwise, whether by operation of law or otherwise, to all or substantially all of the business and/or assets of the Company.

            (d) Date of Termination. The "Date of Termination" shall be the date specified in the written Notice of Termination which in no event shall be later than 60 days after the date the written Notice of Termination is given.

            (e) Good Reason. "Good Reason" shall mean, without the Employee's express written consent, the occurrence of any of the following circumstances in contemplation of a Change in Control, upon the occurrence of a Change in Control, or following a Change in Control unless, in the case of clauses (i), (v), (vi), (vii) or (viii), such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                  (i) the assignment to the Employee of any duties inconsistent with his status as Senior Vice President Corporate Development and General Counsel of YSI or, if there is a successor to or parent of YSI, of such successor or parent, or a substantial adverse alteration in the nature or status of the Employee's responsibilities from those in effect immediately prior to the Change in Control of the Company;

                  (ii) a reduction by the Company in the Employee's annual base salary as in effect at the time of the effective date of the Change in Control of the Company;

                  (iii) the Employee's relocation to a location not within 50 miles of his present office or job location, except for required travel on the Company's business to an extent substantially consistent with the Employee's present business travel obligations;

                  (iv) the failure by the Company without the Employee's consent, to pay to the Employee any portion of his current compensation, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven days of the date such compensation is due;

                  (v) the failure by the Company to continue in effect any bonus or bonus plan to which the Employee was entitled, or any incentive or compensation plan in which the Employee participated, immediately prior to the Change in Control of the Company unless an arrangement acceptable to the Employee has been made which provides equal or greater compensation and benefits to the Employee as existed at the time of the Change in Control of the Company;

                  (vi) the failure by the Company to continue to provide the Employee with benefits equal to or greater than those enjoyed by the Employee under any of the Company's life insurance, medical, health and accident, or disability plans in which the Employee was participating at the time of the Change in Control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by the Employee at the time of the Change in Control of the Company, or the failure by the Company to provide the Employee with the number of paid vacation days to which the Employee is entitled to under the Employment Agreement at the time of the Change in Control of the Company; or

                  (vii) the failure of the Company to obtain a satisfactory agreement from any successor to assume and perform the obligations of the Company under this Agreement.

            (f) Notice of Termination. "Notice of Termination" shall mean a written notice from the party terminating the Employee's employment that indicates the basis for termination and, (i) if the termination is by the Company for Cause, sets forth in reasonable detail each specific fact, circumstance and reason claimed to constitute Cause; or (ii) if by the Employee for Good Reason, sets forth in reasonable detail each specific fact, circumstance and reason claimed to constitute Good Reason.

      2. Severance Resulting From Change in Control of the Company. In the event the Employee's employment is terminated or terminates in contemplation of, upon the occurrence of or following a Change in Control and such termination is by the Company without Cause or by the Employee for Good Reason, notwithstanding any other provisions of this Agreement or the Employment Agreement, the Employee shall be provided with the following benefits:

            (a) The Company shall pay the Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Employee is entitled under any compensation plan of the Company in which the Employee is participating at the time of termination, payable at the time such payments are due, except as otherwise provided below.

            (b) In lieu of any further salary payments to the Employee for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Employee a lump sum severance payment (together with the payments provided in clause (c) of this Subsection, the "Severance Payments") equal to three times the sum of (i) the greater of (A) the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination given in respect thereof and (B) the Employee's annual base salary in effect immediately prior to the Change in Control, and (ii) any and all additional monetary compensation earned by the Employee, whether paid to the Employee by the Company or due to the Employee from the Company, during the fiscal year in which the Notice of Termination is given or the immediately preceding fiscal year, whichever is greater.

            (c) The Company shall pay to the Employee any deferred compensation allocated or credited to the Employee or his account as of the date of termination.

            (d) The Company shall also pay to the Employee all legal fees and expenses incurred by the Employee as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

            (e) If the payments provided under Subsections (b) and/or (c) above (the "Contract Payments") or any other portion of the Total Payments (as defined below) will be subject to the tax imposed by Section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Employee at the time specified in subsection (f) below, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Employee, after deduction of any Excise Tax on the Contract Payments and such other Total Payments and any federal and state and local income tax and Excise Tax upon the payment provided for by this clause, shall be equal to the Contract Payments and such other Total Payments. For purposes of determining whether any of the payments will be subject to the Excise Tax and the amount of such Excise Tax,
(i) any other payments or benefits received or to be received by the Employee in connection with a Change in Control of the Company or the Employee's termination of employment (whether payable pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, its successors, any person whose actions result in a Change in Control of the Company or any corporation affiliated (or which, as a result of the completion of a transaction causing a Change in Control of the Company, will become affiliated) with the Company within the meaning of Section 1504 of the
Code) (together with the Contract Payments, the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and acceptable to the Employee the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code either to the extent such reasonable compensation is in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax, (ii) the amount of the Total Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (i), above), and (iii) the value of any non-cash benefits or any deferred payment or benefit as determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Employee shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Employee's residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Employee's employment, the Employee shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by the Employee if such repayment results in a reduction in Excise Tax and/or a federal and state and local income tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(d) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Employee's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

            (f) The payments provided for in Subsections (b), (c), and (e) above, shall be made not later than the fifth day following the Date of Termination, provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Employee on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at a rate equal to 120% of the rate provided in Section 1274(d) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Employee payable on the fifth day after demand by the Company (together with interest at a rate equal to 120% of the rate provided in Section 1274(d) of the Code).

            (g) Any options held by the Employee to purchase any securities of the Company which are not exercisable as of the Date of Termination, notwithstanding any other provision of the option or any plan under which it was granted or issued regarding vesting or exercisability or otherwise, shall become fully vested and exercisable as of the Date of Termination and all options held by the Employee (including those already exercisable and those that become exercisable pursuant to this Subsection
(g)), shall remain exercisable for a period of one year after the Date of Termination. All other terms of the options shall remain in full force and effect.

            (h) The Company shall arrange to provide the Employee, for a period of 36 months from and after the Date of Termination, with life, disability, accident and health insurance benefits substantially similar to those that the Employee was receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by the Employee pursuant to this Subsection shall be reduced to the extent comparable benefits are actually received by the Employee during the 36-month period following the Employee's termination, and any such benefits actually received by the Employee shall be reported to the Company.

            (i) In addition to all other amounts payable to the Employee, the Employee shall be entitled to receive all benefits payable to the Employee under any applicable retirement, thrift, and incentive plans as well as any other plan or agreement sponsored by the Company or any of its subsidiaries relating to retirement benefits.

      2. Termination for Good Reason. The Employee's rights to terminate his employment for Good Reason and to the benefits pursuant to this Agreement upon such termination shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason.

      3. Notice of Termination. Any purported termination of the Employee's employment by the Company or by the Employee shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 8 of this Agreement.

      4. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Employee to the Company, or otherwise except as specifically provided in Subsection 2(h).

      5. Termination in Contemplation of Change in Control. In connection with a termination of Employee's employment in contemplation of a Change in Control (whether by the Company or by the Employee for Good Reason), any reference in this Agreement with regard to any measurement date or time or the parameters of any time period that references the time or date of the Change in Control shall be deemed to mean either (a) the date or time of the occurrence constituting Good Reason or the Date of Termination by the Company, as the case may be, or (b) the date or time of the Change in Control, as the context would require to effectuate the intent of the provisions of this Agreement.

      6. Death. If the Employee should die while any amount would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid to the Employee's legatee or other designee or, if there is no such designee, to the Employee's estate.

      7.  Successors; Binding Agreement.

            (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, share exchange, consolidation or otherwise and whether by operation of law or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and to agree to perform the obligations of the Company under this Agreement. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled to hereunder as if the Employee terminated the Employee's employment for Good Reason following a Change in Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, heirs, distributees and legatees.

            (c) In the event that the Employee is employed by a subsidiary of the Company wherever in this Agreement reference is made to the "Company," unless the context otherwise requires, such reference shall also include such subsidiary. The Company shall cause such subsidiary to carry out the terms of this Agreement insofar as they relate to the employment relationship between the Employee and such subsidiary, and the Company shall indemnify the Employee and save the Employee harmless from and against all liability and damage the Employee may suffer as a consequence of such subsidiary's failure to perform and carry out such terms. Wherever reference is made to any benefit program of the Company, such reference shall include, where appropriate, the corresponding benefit program of such subsidiary if the Employee was a participant in such benefit program on the date a Change in Control of the Company has occurred.

      8. Notices. Any notice required or permitted to be given under this Agreement shall be given in writing, and shall be delivered by hand or by certified mail, postage prepaid and return receipt requested, addressed as set forth below:

      If to the Company:      Youth Services International, Inc.
                              Suite 200
                              2 Park Center Court
                              Owings Mills, Maryland  21117
                              Attention:  Chief Executive Officer

      If to the Employee:     Mark S. Demilio
                              643 Sussex Road
                              Towson, MD 21286

All notices delivered by certified mail shall be deemed delivered on the second day (not including Sundays or holidays observed by the U.S. postal service) after mailing. Notices delivered by hand to the Employee must be delivered in person to the Employee. Notices delivered by hand to the Company must be delivered to a person at the offices of the Company or in person to the Chief Executive Officer. Any change of address by either the Company or the Employee must be promptly communicated in writing and delivered in accordance with this Section 8.

      9. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement by any other party hereto shall not operate or be construed as a waiver of any subsequent breach by the breaching party.

      10. Binding Effect. Except as otherwise expressly provided herein, the rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. The Company has agreed to enter into this Agreement with Employee in connection with his employment by the Company. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement except as otherwise provided herein.

      11. Entire Agreement. This Agreement and the Employment Agreement constitutes the entire understanding of the Employee and the Company in respect of the subject matter hereof and supersedes any and all prior understandings and agreements, written or oral, relating to such subject matter of this Agreement. This Agreement and the provisions hereof may not be changed, waived or canceled orally, but may be changed, waived, or canceled only by an instrument in writing signed by the parties hereto.

      12. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the provisions of this Agreement.

      13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      14. Survival. The parties understand and agree that this Agreement in its entirety survives the termination or expiration of the Employee's employment.

      15. Law and Interpretation. This Agreement shall be governed by the laws of the State of Maryland, and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity of enforceability of any other provisions.

      16. Arbitration. Any dispute or controversy arising under this Agreement or relating in any way to the Employee's employment with the Company shall be settled exclusively by arbitration in the State of Maryland in accordance with the rules of the American Arbitration Association then in effect. The parties hereto agree that except as otherwise provided herein, each of them shall bear their own costs, including attorney's fees, incurred in any such arbitration and further agree that the cost of the arbitrator shall be shared equally between them. The parties further agree that judgment may be entered on the arbitrator's award in any court having jurisdiction.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.


ATTEST:                             YOUTH SERVICES INTERNATIONAL, INC.


/s/ KIMBERLY E. NICHOLS             By /s/ TIMOTHY P. COLE           (SEAL)
-----------------------------         -------------------------------
Name: Kimberly E. Nichols             Name: Timothy P. Cole
Title: Vice President Finance         Title: President and Chief
       and Investor Relations                Executive Officer


WITNESS:


/s/ KIMBERLY E. NICHOLS                /s/ MARK S. DEMILIO
-----------------------------         -------------------------------
Name: Kimberly E. Nichols             Name:  Mark S. Demilio

                          CHANGE IN CONTROL AGREEMENT


      THIS CHANGE IN CONTROL AGREEMENT (this "Agreement") is made as of the 6th day of August, 1996, by and between YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI") and TIMOTHY P. COLE (hereinafter the "Employee").

      WHEREAS, Youth Services International, Inc. is engaged in the business of providing rehabilitative services for adjudicated youth and criminally at risk youths;

      WHEREAS, the Employee has certain experience in various phases of the business of YSI and other expertise and acumen valuable to YSI has entered into a letter agreement on the effective date hereof providing for the employment of the Employee by YSI (the "Employment Agreement"); and

      WHEREAS, the Employment Agreement provided that the Employee was to be provided with a Change in Control Agreemnt with terms substantiallly as provided herein;

      WHEREAS, YSI and the Employee desire to enter into this Agreement to establish certain rights and obligations of the parties in the event the employment relationship ends under the circumstances described herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and in the Employment Agreement, the parties hereto agree as follows:

      1.  Definitions.   For purposes of this Agreement, the following terms
shall have the meanings set forth opposite such terms. All other capitalized terms used in this Agreement shall have the meanings given them in this Agreement, or if no definition is provided herein, the meanings given such terms in the Employment Agreement.

            (a) Cause. "Cause" shall have the meaning given such term in the Employee's Employment Agreement.

            (b) Change in Control. A "Change in Control" (i) shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is in fact required to comply therewith at the time of such change in control, and (ii) without limitation by the foregoing, shall be deemed to have occurred if:

                        (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                        (B) for any period of two consecutive years beginning on any date from and after the date hereof, if the Board of Directors at any time during or at the end of such period is not comprised so that a majority of the directors are either (1) individuals who constitute the Board of Directors at the beginning of such period or (2) individuals who joined the Board during such period who were elected or nominated for election pursuant to a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (but not including, for purposes of (1) or (2), a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (A) or (D) of this Subsection 1(a)(ii));

                        (C) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Company under any other provision hereof (including clause (D) or (E) below);

                        (D) the stockholders of the Company approve a merger, share exchange or consolidation of the Company with or into any other corporation; other than a merger, share exchange or consolidation that would result in the voting securities of the Company outstanding immediately prior to such vote to approve such transaction representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of the Company or such surviving entity, as the case may be, outstanding immediately after such merger, share exchange or consolidation; or

                        (E) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

            (c) Company. "Company" shall mean Youth Services International, Inc. and any successor, whether direct or indirect, by purchase, merger, share exchange, consolidation or otherwise, whether by operation of law or otherwise, to all or substantially all of the business and/or assets of the Company.

            (d) Date of Termination. The "Date of Termination" shall be the date specified in the written Notice of Termination which in no event shall be later than 60 days after the date the written Notice of Termination is given.

            (e) Good Reason. "Good Reason" shall mean, without the Employee's express written consent, the occurrence of any of the following circumstances in contemplation of a Change in Control, upon the occurrence of a Change in Control, or following a Change in Control unless, in the case of clauses (i), (v), (vi), (vii) or (viii), such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                  (i) the assignment to the Employee of any duties inconsistent with his status as Chief Executive Officer of YSI or, if there is a successor to or parent of YSI, of such successor or parent, or a substantial adverse alteration in the nature or status of the Employee's responsibilities from those in effect immediately prior to the Change in Control of the Company;

                  (ii) a reduction by the Company in the Employee's annual base salary as in effect at the time of the effective date of the Change in Control of the Company;

                  (iii) the Employee's relocation to a location not within 50 miles of his present office or job location, except for required travel on the Company's business to an extent substantially consistent with the Employee's present business travel obligations;

                  (iv) the failure by the Company without the Employee's consent, to pay to the Employee any portion of his current compensation, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven days of the date such compensation is due;

                  (v) the failure by the Company to continue in effect any bonus or bonus plan to which the Employee was entitled, or any incentive or compensation plan in which the Employee participated, immediately prior to the Change in Control of the Company unless an arrangement acceptable to the Employee has been made which provides equal or greater compensation and benefits to the Employee as existed at the time of the Change in Control of the Company;

                  (vi) the failure by the Company to continue to provide the Employee with benefits equal to or greater than those enjoyed by the Employee under any of the Company's life insurance, medical, health and accident, or disability plans in which the Employee was participating at the time of the Change in Control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by the Employee at the time of the Change in Control of the Company, or the failure by the Company to provide the Employee with the number of paid vacation days to which the Employee is entitled to under the Employment Agreement at the time of the Change in Control of the Company; or

                  (vii) the failure of the Company to obtain a satisfactory agreement from any successor to assume and perform the obligations of the Company under this Agreement.

            (f) Notice of Termination. "Notice of Termination" shall mean a written notice from the party terminating the Employee's employment that indicates the basis for termination and, (i) if the termination is by the Company for Cause, sets forth in reasonable detail each specific fact, circumstance and reason claimed to constitute Cause; or (ii) if by the Employee for Good Reason, sets forth in reasonable detail each specific fact, circumstance and reason claimed to constitute Good Reason.

      2. Severance Resulting From Change in Control of the Company. In the event the Employee's employment is terminated or terminates in contemplation of, upon the occurrence of or following a Change in Control and such termination is by the Company without Cause or by the Employee for Good Reason, notwithstanding any other provisions of this Agreement or the Employment Agreement, the Employee shall be provided with the following benefits:

            (a) The Company shall pay the Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Employee is entitled under any compensation plan of the Company in which the Employee is participating at the time of termination, payable at the time such payments are due, except as otherwise provided below.

            (b) In lieu of any further salary payments to the Employee for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Employee a lump sum severance payment (together with the payments provided in clause (c) of this Subsection, the "Severance Payments") equal to three times the sum of (i) the greater of (A) the Employee's annual base salary in effect immediately prior to the occurrence of the circumstance giving rise to the Notice of Termination given in respect thereof and (B) the Employee's annual base salary in effect immediately prior to the Change in Control, and (ii) any and all additional monetary compensation earned by the Employee, whether paid to the Employee by the Company or due to the Employee from the Company, during the fiscal year in which the Notice of Termination is given or the immediately preceding fiscal year, whichever is greater.

            (c) The Company shall pay to the Employee any deferred compensation allocated or credited to the Employee or his account as of the date of termination.

            (d) The Company shall also pay to the Employee all legal fees and expenses incurred by the Employee as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

            (e) If the payments provided under Subsections (b) and/or (c) above (the "Contract Payments") or any other portion of the Total Payments (as defined below) will be subject to the tax imposed by Section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Employee at the time specified in subsection (f) below, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Employee, after deduction of any Excise Tax on the Contract Payments and such other Total Payments and any federal and state and local income tax and Excise Tax upon the payment provided for by this clause, shall be equal to the Contract Payments and such other Total Payments. For purposes of determining whether any of the payments will be subject to the Excise Tax and the amount of such Excise Tax,
(i) any other payments or benefits received or to be received by the Employee in connection with a Change in Control of the Company or the Employee's termination of employment (whether payable pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, its successors, any person whose actions result in a Change in Control of the Company or any corporation affiliated (or which, as a result of the completion of a transaction causing a Change in Control of the Company, will become affiliated) with the Company within the meaning of Section 1504 of the
Code) (together with the Contract Payments, the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and acceptable to the Employee the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code either to the extent such reasonable compensation is in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax, (ii) the amount of the Total Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (i), above), and (iii) the value of any non-cash benefits or any deferred payment or benefit as determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Employee shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Employee's residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Employee's employment, the Employee shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by the Employee if such repayment results in a reduction in Excise Tax and/or a federal and state and local income tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(d) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Employee's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

            (f) The payments provided for in Subsections (b), (c), and (e) above, shall be made not later than the fifth day following the Date of Termination, provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Employee on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at a rate equal to 120% of the rate provided in Section 1274(d) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Employee payable on the fifth day after demand by the Company (together with interest at a rate equal to 120% of the rate provided in Section 1274(d) of the Code).

            (g) Any options held by the Employee to purchase any securities of the Company which are not exercisable as of the Date of Termination, notwithstanding any other provision of the option or any plan under which it was granted or issued regarding vesting or exercisability or otherwise, shall become fully vested and exercisable as of the Date of Termination and all options held by the Employee (including those already exercisable and those that become exercisable pursuant to this Subsection
(g)), shall remain exercisable for a period of one year after the Date of Termination. All other terms of the options shall remain in full force and effect.

            (h) The Company shall arrange to provide the Employee, for a period of 36 months from and after the Date of Termination, with life, disability, accident and health insurance benefits substantially similar to those that the Employee was receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by the Employee pursuant to this Subsection shall be reduced to the extent comparable benefits are actually received by the Employee during the 36-month period following the Employee's termination, and any such benefits actually received by the Employee shall be reported to the Company.

            (i) In addition to all other amounts payable to the Employee, the Employee shall be entitled to receive all benefits payable to the Employee under any applicable retirement, thrift, and incentive plans as well as any other plan or agreement sponsored by the Company or any of its subsidiaries relating to retirement benefits.

      2. Termination for Good Reason. The Employee's rights to terminate his employment for Good Reason and to the benefits pursuant to this Agreement upon such termination shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason.

      3. Notice of Termination. Any purported termination of the Employee's employment by the Company or by the Employee shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 8 of this Agreement.

      4. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Employee to the Company, or otherwise except as specifically provided in Subsection 2(h).

      5. Termination in Contemplation of Change in Control. In connection with a termination of Employee's employment in contemplation of a Change in Control (whether by the Company or by the Employee for Good Reason), any reference in this Agreement with regard to any measurement date or time or the parameters of any time period that references the time or date of the Change in Control shall be deemed to mean either (a) the date or time of the occurrence constituting Good Reason or the Date of Termination by the Company, as the case may be, or (b) the date or time of the Change in Control, as the context would require to effectuate the intent of the provisions of this Agreement.

      6. Death. If the Employee should die while any amount would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid to the Employee's legatee or other designee or, if there is no such designee, to the Employee's estate.

      7.  Successors; Binding Agreement.

            (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, share exchange, consolidation or otherwise and whether by operation of law or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and to agree to perform the obligations of the Company under this Agreement. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled to hereunder as if the Employee terminated the Employee's employment for Good Reason following a Change in Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, heirs, distributees and legatees.

            (c) In the event that the Employee is employed by a subsidiary of the Company wherever in this Agreement reference is made to the "Company," unless the context otherwise requires, such reference shall also include such subsidiary. The Company shall cause such subsidiary to carry out the terms of this Agreement insofar as they relate to the employment relationship between the Employee and such subsidiary, and the Company shall indemnify the Employee and save the Employee harmless from and against all liability and damage the Employee may suffer as a consequence of such subsidiary's failure to perform and carry out such terms. Wherever reference is made to any benefit program of the Company, such reference shall include, where appropriate, the corresponding benefit program of such subsidiary if the Employee was a participant in such benefit program on the date a Change in Control of the Company has occurred.

      8. Notices. Any notice required or permitted to be given under this Agreement shall be given in writing, and shall be delivered by hand or by certified mail, postage prepaid and return receipt requested, addressed as set forth below:

      If to the Company:      Youth Services International, Inc.
                              Suite 200
                              2 Park Center Court
                              Owings Mills, Maryland  21117
                              Attention:  Chief Executive Officer

      If to the Employee:     Timothy P. Cole
                              39 Springhill Farm Court
                              Cockeysville, Maryland 21030

All notices delivered by certified mail shall be deemed delivered on the second day (not including Sundays or holidays observed by the U.S. postal service) after mailing. Notices delivered by hand to the Employee must be delivered in person to the Employee. Notices delivered by hand to the Company must be delivered to a person at the offices of the Company or in person to the Chief Executive Officer. Any change of address by either the Company or the Employee must be promptly communicated in writing and delivered in accordance with this Section 8.

      9. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement by any other party hereto shall not operate or be construed as a waiver of any subsequent breach by the breaching party.

      10. Binding Effect. Except as otherwise expressly provided herein, the rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. The Company has agreed to enter into this Agreement with Employee in connection with his employment by the Company. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement except as otherwise provided herein.

      11. Entire Agreement. This Agreement and the Employment Agreement constitutes the entire understanding of the Employee and the Company in respect of the subject matter hereof and supersedes any and all prior understandings and agreements, written or oral, relating to such subject matter of this Agreement. This Agreement and the provisions hereof may not be changed, waived or canceled orally, but may be changed, waived, or canceled only by an instrument in writing signed by the parties hereto.

      12. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the provisions of this Agreement.

      13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      14. Survival. The parties understand and agree that this Agreement in its entirety survives the termination or expiration of the Employee's employment.

      15. Law and Interpretation. This Agreement shall be governed by the laws of the State of Maryland, and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity of enforceability of any other provisions.

      16. Arbitration. Any dispute or controversy arising under this Agreement or relating in any way to the Employee's employment with the Company shall be settled exclusively by arbitration in the State of Maryland in accordance with the rules of the American Arbitration Association then in effect. The parties hereto agree that except as otherwise provided herein, each of them shall bear their own costs, including attorney's fees, incurred in any such arbitration and further agree that the cost of the arbitrator shall be shared equally between them. The parties further agree that judgment may be entered on the arbitrator's award in any court having jurisdiction.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.


ATTEST:                             YOUTH SERVICES INTERNATIONAL, INC.


/s/ KIMBERLY E. NICHOLS             By /s/ MARK S. DEMILIO           (SEAL)
-----------------------------         -------------------------------
Name: Kimberly E. Nichols             Name: Mark S. Demilio
Title: Vice President Finance         Title: Senior Vice President
       and Investor Relations                Corporate Development and
                                             General Counsel

WITNESS:


/s/ KIMBERLY E. NICHOLS               /s/ TIMOTHY P. COLE
-----------------------------         -------------------------------
Name: Kimberly E. Nichols             Name:  Timothy P. Cole

                              P   R   O   X   Y



                        YOUTH SERVICES INTERNATIONAL, INC.
           2 PARK CENTER COURT, SUITE 200, OWINGS MILLS, MARYLAND 21117

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Timothy P. Cole, Proxy of the undersigned, with power of substitution, to vote all shares of capital stock of the Company that the undersigned could vote if present at the 1998 Annual Meeting of Shareholders to be held May 29, 1998, and at any adjournment or postponement thereof. The undersigned further gives the Proxy authority to vote according to his best judgment in respect of any other matters properly coming before the meeting.

   Election of Directors.  Nominees: Timothy P. Cole, Alan J. Andreini, James A.
                                     Flick, Jr., Lenneal J. Henderson, Bobbie
                                     L. Huskey, Janet Langhart, and Jacques T.
                                     Schlenger

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                            MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY
                            WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE COMPANY
          Please mark your  THE NOMINEES LISTED IN THE PROXY STATEMENT, FOR THE APPROVAL
    [X]   vote as in this   OF THE YOUTH SERVICES INTERNATIONAL, INC. 1998 DIRECTOR
          example.          STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE SELECTION
                            OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR
                            THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1998.

   The Board of Directors recommends a vote FOR the nominees listed in the Proxy Statement, FOR the approval of the Youth Services International, Inc. 1998 Director Stock Option Plan, and FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company for the year ended December 31, 1998.

                                                              (SEE REVERSE SIDE)

(CONTINUED FROM FRONT)

1. Election of Directors    [ ] FOR    [ ] WITHHELD         Vote for all nominees, except:

                                                           -------------------------------------------------------------
2. Approval of the Youth Services International, Inc. 1998    [ ] FOR    [ ] AGAINST     [ ] ABSTAIN
Director Stock Option Plan
3. Ratification of the selection of Arthur Andersen LLP as    [ ] FOR    [ ] AGAINST     [ ] ABSTAIN
   independent public accountants for the Company for the
   year ended December 31, 1998

                                            ------------------------------------
                                            Signature(s)

                                            ------------------------------------
                                            Date

                                            Please sign name(s) exactly as
                                            printed hereon. If signing as
                                            attorney, administrator, executor,
                                            guardian, or trustee, please give
                                            full title as such.